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                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

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[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            STREAMLOGIC CORPORATION
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               (Name of Registrant as Specified In Its Charter)


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Notes:



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     The following press release by StreamLogic Corporation (the "Company") is additional definitive materials relating to the Company's Proxy Statement dated October 7, 1996, as amended.



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                    [LETTERHEAD OF STREAMLOGIC CORPORATION]


FOR IMMEDIATE RELEASE
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STREAMLOGIC CLARIFIES NOVEMBER 15TH PRESS RELEASE ON
EXCHANGE FOR 6% CONVERTIBLE SUBORDINATED DEBENTURES

Chatsworth, Calif., November 18, 1996 -- StreamLogic Corporation (NASDAQ:STLC) issued a press release on November 15, 1996 announcing the status of its solicitation of stockholder consents for the exchange offer for its 6 percent convertible subordinated debentures due 2012 and also announcing the percentage of bonds tendered in the exchange offer as of the close of business on November
14. By way of clarification of that release, the Company notes that such status is not necessarily indicative of the final outcome of the consent solicitation or the exchange offer, as consents may be revoked and bonds may be withdrawn at any time prior to the expiration of the consent solicitation and exchange offer, currently scheduled for 5 p.m. and midnight New York City time on November 20, respectively.

StreamLogic develops and markets leading-edge video delivery systems, digital media storage, and network RAID subsystems and data management solutions. Current product offerings include VIDEON, the industry's first family of video server systems, the innovative VDR 110 video editing appliance, the award-winning FWB Hammer storage product line and the industry leading RAIDION family of fault-tolerant network RAID and data management solutions. The company sells to OEMs and system integrators, and has a well-established international network of distribution and dealer channel partners. StreamLogic corporate headquarters are currently located in Chatsworth, California, but the Company has announced plans to consolidate in Northern California by April 1997.

StreamLogic, VIDEON, Hammer, and RAIDION are trademarks or registered trademarks of StreamLogic Corporation. Additional information on StreamLogic can be found at www.streamlogic.com.

For more information, please contact:        Barbara V. Scherer  (818) 701-8402
                                             Vivien Avella       (818) 701-8419